ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Feb. 28, 2026	Feb. 28, 2025
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued employee payroll and welfare benefits	$ 362,302	$ 311,813
Refund liabilities	71,273	73,772
Accrued operating expenses	97,633	104,321
Income tax payable	87,052	65,138
Other taxes payable	21,128	16,227
Others	32,956	10,956
Total	$ 672,344	$ 582,227